UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2009

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois		60195
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 4, 2009, iPCS, Inc. (the “Company”) announced that the Circuit Court of Cook County Illinois has set January 23, 2009 as the date by which Sprint Nextel Corporation (“Sprint”) and those acting in concert with Sprint must cease owning, operating and managing the Nextel wireless network in the service area of the Company’s wholly owned subsidiary, iPCS Wireless, Inc.  The Company also provided an update on litigation between the Company and Sprint relating to the Sprint/Clearwire transaction.

A copy of the Company’s press release of February 4, 2009 containing these announcements is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release by iPCS, Inc. dated February 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: February 4, 2009
	By:	/s/ Brian J. O’Neil
	Name:	Brian J. O’Neil
	Title:	Senior Vice President, General Counsel and Secretary